                                                                 EXHIBIT 10.9
                         BULK ACCIDENTAL DEATH BENEFIT
                       REINSURANCE AGREEMENT NO. A-50494




                                    between

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                            Bloomfield, Connecticut



                                      and



                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado

                         BULK ACCIDENTAL DEATH BENEFIT
                       REINSURANCE AGREEMENT NO. A-50494

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                (herein called "CG") of Bloomfield, Connecticut

                    hereby agrees to provide reinsurance for

                     CITIZENS INSURANCE COMPANY OF AMERICA

            (herein called the "Ceding Company") of Denver, Colorado


in consideration of premiums described herein. This is an Agreement solely between the Ceding Company and CG. The acceptance of risks hereunder shall not create any right or legal relation whatever between CG and the insured or the beneficiary under any policy of the Ceding Company reinsured hereunder. CG's liability on such acceptance shall begin simultaneously with, but not before, that of the Ceding Company.

This Agreement shall be effective as of January 1, 1989, and shall be unlimited in duration, but may be terminated at any time, as to the handling of new business, by either party giving the other ninety days written notice. Ninety days notice will also be given to the Colorado Insurance Division by registered mail. CG shall continued to accept reinsurance during the ninety days aforesaid and shall remain liable on all reinsurance granted under this Agreement in accordance with its terms.

The following pages are a part of this Agreement.

IN WITNESS WHEREOF, the said CONNECTICUT GENERAL LIFE INSURANCE COMPANY and the said CITIZENS INSURANCE COMPANY OF AMERICA, by their respective officers, have executed and delivered these presents in duplicate on March 10, 1989.


CITIZENS INSURANCE COMPANY                         CONNECTICUT GENERAL LIFE
OF AMERICA                                         INSURANCE COMPANY

By: /s/ Alice M. Ellis                             By: /s/ Donna M. Peterson
    --------------------------                         -------------------------
         Vice President                                     Director

Date:    March 16, 1989                            Date:    March 10, 1989
         ---------------------                              --------------------

                          ARTICLES 1:  CESSIONS TO CG

1.       Automatic Cessions:

         On and after the effective date of this Agreement, the Ceding Company shall cede, and CG shall accept automatically, Accidental Death Benefits standard and substandard risks when issued as a supplementary benefit to a life insurance policy. This automatic reinsurance shall be so much of its insurance of this type as exceeds the amount retained by the Ceding Company, as shown in Schedule A, and as qualifies for automatic reinsurance under this Agreement. The maximum amount on any life that may be ceded hereunder automatically shall not exceed $250,000.

         No cession shall be made automatically to CG on any life if evidence in the hands of the Ceding Company indicates that the total amount of supplementary accidental death insurance, including principal sum accident benefits and travel accident benefits, issued and contemplated, in the Ceding Company and all other insurers, will exceed $250,000 on that life.

2.       Facultative Cessions:

         Risks which do not qualify as automatic reinsurance, or for which an underwriting opinion from CG is desired, may be submitted to CG on a facultative basis.

3.       Net Amount at Risk:

         All reinsurance under this Agreement shall be on the yearly renewable term plan for the gross amount reinsured.

                          ARTICLE 2:  MODE OF CESSION

1.       Automatic Cessions:

         No automatic cessions need be made with respect to automatic reinsurance under this agreement. Bulk handling procedures as provided in this agreement shall apply to accidental death benefits reinsured hereunder.

2.       Facultative Cessions:

         The Ceding Company, if requested by CG, shall submit to CG a formal cession within five (5) working days after being advised that the original policy has been delivered and paid for. This shall be applicable to risks which do not qualify as automatic reinsurance.

                      ARTICLES 3:  PREMIUM CALCULATIONS

1.       Premium Rates:

         The annual premium rates for reinsurance shall be as follows:

         Benefit Covered                      Annual Rate per $1,000
         ---------------                      -----------------------
                                              International  Domestic
                                              -------------  --------
         Accidental Death Benefit                $  .82       $  .65
         Accidental Death and Dismemberment         .82          .65

         Premiums for the substandard risks shall be taken at the appropriate multiples of the above.

         CG reserves the right to change the annual premium rates on any January 1 and shall give written notice to the Ceding Company no less than thirty (30) days prior to the effective date of such change. The new rates shall apply to and be effective for all policies requiring reinsurance.

2.       Computing the Premium:

         Premiums will be computed on a calendar year basis and will be payable January 1 of each year. The premium payable January 1 of each year will be taken as the sum of:

         a.)              The advance premium for the year just started; taken
                 at the applicable annual rates shown above, applied to the reinsurance in force as of January 1 of the year just started, and,

         b.)              The adjustment premium for the year just ended; taken
                 at one-half the applicable annual rates shown above, applied to the increase or decrease in the reinsurance in force between January 1 and December 31 of the year just ended.

Notwithstanding the above, due allowance shall be given for the period of time this agreement is in effect in the calendar year.

                       ARTICLE 4:  PREMIUM ACCOUNTING

1. The Ceding Company shall furnish CG, on forms supplied by CG, within 30 days following the end of each calendar year, notification of the amounts of reinsurance in force as of December 31 of such calendar year. The final premium adjustment for such calendar year and the annual amount payable for the next succeeding calendar year shall be determined from the reinsurance in force as of December 31.

2. All amounts payable shall be paid within 60 days of their respective due dates.

3. In the event of nonpayment of reinsurance premiums as provided in the preceding paragraph, CG shall have the right to terminate the reinsurance under all such policies. If CG elects to exercise this right, it shall give the Ceding Company 90 days' notice of its intention to do so; and if all reinsurance premiums in arrears, including any which may become in arrears during the 90-day period, are not paid before the expiration of such period, CG shall thereupon be relieved of future liability under all such reinsurance. The reinsurance so terminated may be reinstated at any time within 60 days of the date of termination upon receipt by CG of all reinsurance premiums in arrears; but in such event, CG shall have no liability for any loss incurred between the date of termination and the date of reinstatement of the reinsurance. The date of reinstatement shall be the date of receipt by CG of all reinsurance premiums in arrears. The right of CG thus to terminate reinsurance shall be without prejudice to its right to collect premiums for the period during which reinsurance was in force prior to the expiration of the 90-day notice.

                            ARTICLE 5:  ADJUSTMENTS

Reductions:

1. If any portion of the risk carried by the Ceding Company on any life reinsured hereunder is terminated, the amount of reinsurance carried by the Ceding Company on that life shall be reduced by the same amount as of the date and time of the termination of the original insurance.

2. If reinsurance on a risk is carried by more than one reinsurer, such reduction shall be applied first to the reinsurance directly applicable to the Ceding Company's policy which is reduced or terminated; the reinsurance of CG being reduced by an amount which shall be the same proportion of the amount of reinsurance on that particular policy.

3. If the Ceding Company had retained any portion of the insurance thus terminated, a reduction equal to the amount of such retention shall be made in the reinsurance in force under other policies on the life insured, each reinsurer sharing in the reduction according to its proportion of the reinsurance on all other policies continuing in force on that life. In interpreting this paragraph, policies issued concurrently and at the same mortality rating shall be considered as one policy.

Reinstatements

If a risk lapses for nonpayment of premium and such risk is reinstated in accordance with the terms and rules of the Ceding Company, the reinsurance under such policy shall be reinstated automatically by CG, provided that such risk was reinsured automatically by CG. If such risk was reinsured facultatively by CG, the reinsurance shall be reinstated only upon approval by CG.

                  ARTICLE 6:  RETENTION INCREASE AND RECAPTURE

1. The reinsurance of risks ceded under this agreement shall be maintained in force without reduction as long as the original risks carried by the Ceding Company on the life remain in force without reduction, except as provided in this Article.

2. If the Ceding Company increases its maximum limits of retention, reduction may be made in reinsurance on risks then in force in accordance with the following rules:

                 a.)      No reduction in the amount of risks because of
                 changes in retention may be effected before the fifth January 1 following the calendar year in which reinsurance was effective under this agreement.

                 b.)      No reduction shall be made in the reinsurance on any
                 life unless the Ceding Company retained its maximum limit of retention for the age and mortality rating at the time the accidental death insurance was issued, nor shall reduction be made in any class of fully reinsured business.

                 c.)      The new retention of the Ceding Company on each risk
                 shall be determined by the insurance age and the mortality rating in effect at the date of issue of accidental death insurance.

3. In order to effect such reductions, the Ceding Company shall give written notice to CG of the increase in retention limits. The reinsurance shall be reduced by such amount, in each case, as will increase to its new retention the amount of total insurance to be carried by the Ceding Company at its own risk; but if any reinsurance be so reduced, all reinsurance in force in CG shall be similarly reduced, subject to the restrictions hereof. If there is reinsurance in other companies on risks eligible for recapture, the necessary reduction is to be applied in the same proportion as outlined in
         Article 5, "Reductions."

4. If the Ceding Company overlooks any reductions or cancellations of reinsurance which should be made on account of a retroactive increase in its retention limits, no acceptance by CG of reinsurance premium under such circumstances, after the effective date of the reductions or cancellations, shall make CG liable for such reinsurance; but CG shall be liable only for refund of the premiums so received, without interest.

5. If CG gives notice of an increase in the premium rates charged for reinsurance hereunder in accordance with Article 3, paragraph 1, the Ceding Company shall have the right to recapture 100 percent of the reinsurance in force as of the effective date of the rate increase. In order to effect the recapture, the Ceding Company shall give written notice to CG within 60 days following the date that CG gives notice of the premium rate increase.

                             ARTICLE 7:  OVERSIGHTS

CG shall be bound as the Ceding Company is bound, and if nonpayment of premiums within the time specified or failure to comply with any terms of this Agreement is shown to be unintentional and the result of misunderstanding or oversight on the part of either the Ceding Company or CG, both shall be restored to the positions they would have occupied had no such error or oversight occurred.

                        ARTICLE 8:  SETTLEMENT OF CLAIMS

1. The Ceding Company shall give CG immediate written notice of any report of loss for which claim may be made and shall provide full and true information concerning any claim or suit brought under a policy reinsured hereunder.

2. The Ceding Company shall furnish CG with a true copy of all proofs of loss, receipts and releases in connection with any claim under a policy reinsured hereunder.

3. CG shall cooperate with and assist the Ceding Company in the defense or control of any claim or suit under a reinsured policy. The cost of said defense or control shall be divided in the same proportion as the amount of risk retained by the Ceding Company bears to the total risk.

4. CG shall not be liable for any amount paid by the Ceding Company for punitive, exemplary, or compensatory damages awarded to the insured, arising out of the conduct of the Ceding Company in the investigation, trial, or settlement of any claim, or the failure to pay or a delay to pay any benefits under any policy. Also, CG shall not be liable for any statutory penalty imposed upon the Ceding Company on account of any unfair trade practice or any unfair claim practice.

5. CG shall be liable to the Ceding Company for the benefits covered by reinsurance hereunder. Payment of a death claim by CG shall be made in one lump sum to the Ceding Company regardless of the mode of settlement under the policy of the Ceding Company. However, if more than a 50% of the accidental death risk in any particular case is carried by CG, CG shall be consulted before the Ceding Company makes an admission or acknowledgment of liability.

6. Termination of this agreement for any reason shall not affect the rights and obligations of the Ceding Company or CG incurred prior to the date of termination.

                             ARTICLE 9:  INSOLVENCY

1. In the event of insolvency of the Ceding Company, all payments normally made to it by CG shall be payable directly to the liquidator, receiver or statutory successor of said Ceding Company, without diminution because of the insolvency of the Ceding Company.

2. In the event of insolvency of the Ceding Company, the liquidator, receiver or statutory successor shall give CG written notice of the pendency of a claim on a risk reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of any such claim, CG may investigate such claim and interpose in the name of the Ceding Company, its liquidator, receiver or statutory successor, but at CG's own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which CG may deem available to the Ceding Company or its liquidator, receiver or statutory successor.

3. The expense thus incurred by CG shall be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by CG. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense shall be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by the Ceding Company.

                            ARTICLE 10:  ARBITRATION

1. In the event of any dispute arising between the parties with reference to the rights or liabilities of either party in regard to any transaction under this agreement, the question shall be referred to three (3) arbitrators, one (1) to be chosen by each party from among the officers of life insurance companies and a third (3rd) to be chosen by the said two (2) arbitrators, before entering upon arbitration. Should one of the parties decline to appoint an arbitrator, or should the two arbitrators be unable to agree on the choice of a third, the appointment shall be left to the President of the American Council of Life Insurance or its successor.

2. The arbitrators shall interpret this agreement as an honorable engagement and not merely as a legal obligation and a majority decision of these arbitrators shall be final and binding on both parties and there shall be no appeal from the decision. The arbitrators shall interpret this agreement liberally rather than according to the rules of law, it being the intent of the agreement that the Reinsurer shall (1) take over, to the extent of the amount reinsured, all liability in every respect provided, and (2) follow the Ceding Company in its established rules and usual and customary office practices in regard to such insurance.

3. The arbitrators are released from judicial formalities and may abstain from following the strict rules of law. The meeting of the board of arbitrators shall be in Austin, Texas, unless some other place is mutually agreed upon. The cost of arbitration shall be borne by the losing party unless the arbitrators decide otherwise. It is specifically the intent of both parties that this Arbitration provision shall replace and be in lieu of any statutory arbitration provision.

                       ARTICLE 11:  INSPECTION OF RECORDS

1. CG shall have the right, at any reasonable time, to inspect at the office of the Ceding Company all books and documents relating to the reinsurance under this agreement.

2. Every two (2) years, the Ceding Company shall furnish CG with an individual listing of all such reinsurance then in force hereunder.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                            Bloomfield, Connecticut



                                   SCHEDULE A

For all ages and ratings, the limits for supplementary accidental death insurance coverages to be reinsured are:


Coverage                              Retention Limit           Issue Limit
--------                              ---------------           -----------
Accidental Death Benefit                   -0-                   $  250,000

Accidental Death and Dismemberment         -0-                      250,000



          Policy and/or Certificate Forms covered by this Agreement
          ---------------------------------------------------------
                    BO 1371E         (11/86) IN 2616
                    BO 1371S         (11/86) IN 2601
                    BO 0571E         (11/86) IN 2601 JL
                    BO 0571S         (11/86) IN 2550
                    BO 0871E         (11/86) IN 2564
                    BO 0871S         (11/86) IN 2613
                    BO 0771
                            021371
                            BO 0671
                            BO 0471
                            021471
                            021271
                            022471
                            021171
                            021771

                                 ADDENDUM NO. 1

                                       to

                         BULK ACCIDENTAL DEATH BENEFIT
                       REINSURANCE AGREEMENT NO. A-50494

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado

                      (hereinafter known as the "Company")

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                            Bloomfield, Connecticut

                     (hereinafter known as the "Reinsurer")

IT IS HEREBY MUTUALLY AGREED that, effective January 1, 1990, Equities International Life Insurance Company shall be merged with Citizens Insurance Company of America, Denver, Colorado.

All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, this Addendum is executed in Philadelphia, Pennsylvania, this 14th day of May, 1990.



                                                   CONNECTICUT GENERAL LIFE
                                                   INSURANCE COMPANY


                                                   By: /s/ Lynda McNeeley
                                                       -------------------------
                                                          Director


and in Denver, Colorado,  this 24th day of May, 1990.



                                                   CITIZENS INSURANCE COMPANY
                                                   OF AMERICA

                                                   By: /s/ Alice M. Ellis
                                                       -------------------------
                                                          Vice President

                                 ADDENDUM NO. 2

                                       to

                         BULK ACCIDENTAL DEATH BENEFIT
                         REINSURANCE AGREEMENT A-50494

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado
                      (hereinafter known as the "Company")

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                            Bloomfield, Connecticut
                     (hereinafter known as the "Reinsurer")

IT IS HEREBY UNDERSTOOD AND AGREED that, effective January 1, 1991, an Experience Refund provision shall be added to this agreement. The terms, conditions, and formula are stated in Article 12, listed below.

                                   ARTICLE 12

The following Experience Refund Formula shall be used:

ER        =      X% (Premiums   -   Claims   -   Expenses)  Deficit
                 carryforward where,

ER        =      Experience Refund

X%        =      2% for each $10,000 of premium subject to a maximum of 50%

Premiums  =      Gross reinsurance earned premiums per contract year

Claim     =      Paid claims during the contract year plus the outstanding
                 claim reserves at the end of the contract year

Expenses  =      Reinsurance expense of 10% of premiums

Deficit Carryforward  =   any deficit from the previous Experience Refund shall
                          be carried forward to extinction

The Experience Refund will be calculated annually within nine (9) months at the close of the contract year. If the Experience Refund is negative, no payment shall be due from the Ceding Company. However, a deficit is created and shall be carried forward until recovered by the Reinsurer.

All other terms will remain unchanged.

IN WITNESS WHEREOF, this addendum is executed in Philadelphia, Pennsylvania, this 12th day of November, 1991.



                                         CONNECTICUT GENERAL LIFE
                                         INSURANCE COMPANY


                                         By: /s/ Donna M. Peterson
                                             --------------------------
                                             Assistant Vice President



and in Austin, Texas, this 20th day of November, 1991.


                                         CITIZENS INSURANCE COMPANY
                                         OF AMERICA



                                         By: /s/ Roby Dollar
                                            ----------------------------
                                            Executive Vice President

                                  ADDENDUM NO.

                                       to

                 ACCIDENTAL DEATH BENEFIT REINSURANCE AGREEMENT
                      Originally Effective January 1, 1989

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado

                   (hereinafter referred to as the "Company")

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             Hartford, Connecticut

            (hereinafter referred to as the "Subscribing Reinsurer")


It is hereby understood and agreed that effective 12:01 a.m., Local Time at the Company's Home Office, December 23, 1991, the following Intermediary Clause will be added to this Agreement:


Intermediary:

Intere Intermediaries, Inc., is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications (including but no limited to notices, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment expenses, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Subscribing Reinsurer through Intere Intermediaries, Inc., 100 Crescent Centre Parkway, Suite 1200, Tucker, Georgia, 30084. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Subscribing Reinsurer. Payments by the Subscribing Reinsurer to the Intermediary shall be deemed to constitute payment to the Company to the extent that such payments are actually received by the Company.

All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties here have caused this Contract to be executed in triplicate by their duly authorized officers:

In Austin, Texas this 28th day of January, 1992




                                             CITIZENS INSURANCE COMPANY
                                             OF AMERICA


                                             By: /s/ Roby Dollar, Exec. V.P.
                                                 ------------------------------


and in Philadelphia, Pennsylvania this 7th day of May, 1992.


                                             CONNECTICUT GENERAL LIFE
                                             INSURANCE COMPANY


                                             By: /s/ Lynda McNeeley
                                                 ------------------------------

                  AMENDMENT OF REINSURANCE AGREEMENT BETWEEN:

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                (Ceding Company)

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                               (Assuming Company)

                              Agreement Number 028

                              Amendment Number 004

                            Effective Date: 01/01/89

                          Date of Execution: 03/16/89

                     Effective Date of Amendment:  01/01/93

                     Date of Amendment Execution:  05/06/93

Type of Amendment: To include Accidental Death Benefit riders written by First Centennial Life, wholly owned by Citizens Insurance Company of America of Denver, Colorado

             Agreement Type:  Accidental Death Benefit Reinsurance

                         Underlying Risk: Ordinary Life

Statement of whether or not a Reinsurance Intermediary is involved in this transaction: The Reinsurance Intermediary involved in this transaction is reinsurance broker Intere Intermediaries, Inc., represented by Bob E. Askew, CLU, FLMI.

Statement of whether agreement meets the conditions of Section
10-3-805(4)(a)(III), C.R.S.:  This amendment does not meet the conditions of
Section 10-3-805(4)(a)(III), C.R.S.

Statement as to whether agreement transfers existing in-force business: This amendment does not transfer in-force business.

                                 ADDENDUM NO. 4

                                       to

                 ACCIDENTAL DEATH BENEFIT REINSURANCE AGREEMENT
                      Originally Effective January 1, 1989

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado

                   (hereinafter referred to as the "Company")

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             Hartford, Connecticut

            (hereinafter referred to as the "Subscribing Reinsurer")

It is hereby understood and agreed that effective 12:01 a.m. Local Time at the Company's Home Office, January 1, 1993, Schedule A will be deleted in its entirety and replaced with the attached.

All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in quadruplicate.

In Austin, Texas, this 6th day of May, 1993.



                                         CITIZENS INSURANCE COMPANY
                                         OF AMERICA


                                         By: /s/ Roby Dollar, President
                                             ----------------------------------



and in Philadelphia, Pennsylvania this             day of                , 1993


                                                   CONNECTICUT GENERAL LIFE
                                                   INSURANCE COMPANY


                                                   By: /s/ Brenda H. [illegible]
                                                       -------------------------

                                   SCHEDULE A

For all ages and ratings, the limits for supplementary accidental death insurance coverages to be reinsured are:


Coverage                                Retention Limit        Issue Limit
--------                                ---------------        -----------
Accidental Death Benefit                      -0-              $  250,000

Accidental Death and Dismemberment            -0-                 250,000



           Policy and/or Certificate Forms covered by this Agreement

         BO 1371E (11/86)         IN 2616
         BO 1371S (11/86)         IN 2601
         BO 0571E (11/86)         IN 2601 JL
         BO 0571S (11/86)         IN 2550
         BO 0871E (11/86)         IN 2564
         BO 0871S (11/86)         IN 2613
         BO 0771                  BO2272C(6/90)
         021371                   BO2372C(6/90)
         BO 0671                  BO2572C(6/90)
         BO 0471                  BO2972C(6/90)
         021471                   B10872S
         021271                   B10972S
         022471                   B11072S
         021171                   B11272S
         021771                   B11772E
         B11872E
         B12072E


Coverage also includes policies written by First Centennial Life, a part of Citizens Insurance Company by merger. Those forms are:


         0041 1280 ADB
         JWL-3
         DI 404
         R-6004(9/82)
         R-2-73
         D.I. 202-2-48

                  AMENDMENT OF REINSURANCE AGREEMENT BETWEEN:

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                (Ceding Company)

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                               (Assuming Company)

                              Agreement Number 028

                              Amendment Number 005

                           Effective Date:  01/01/89

                          Date of Execution:  03/16/89

                     Effective Date of Amendment:  12/31/91

                     Date of Amendment Execution:  09/15/93


     Type of Amendment:  To jointly elect to waive the general deductions limitation.

             Agreement Type:  Accidental Death Benefit Reinsurance

                         Underlying Risk: Ordinary Life


Statement of whether or not a Reinsurance Intermediary is involved in this transaction: The Reinsurance Intermediary involved in this transaction is reinsurance broker Intere Intermediaries, Inc., represented by Bob E. Askew, CLU, FLMI.

Statement of whether agreement meets the conditions of Section
10-3-805(4)(a)(III), C.R.S.:  This amendment does not meet the conditions of
Section 10-3-805(4)(a)(III), C.R.S.

Statement as to whether agreement transfers existing in-force business: This amendment does not transfer in-force business.

                               DAC TAX AMENDMENT


This amendment between CITIZENS INSURANCE COMPANY OF AMERICA (referred to as Ceding Company) and CONNECTICUT GENERAL LIFE INSURANCE COMPANY (referred to as Assuming Company), collectively called the "Parties," hereby amends and becomes part of all Reinsurance Agreement(s) between the parties.

1. The attached DAC Tax Article, entitled IRC. Section 1.848-2(g)(8) Election, is hereby added to the Agreement.

2. This Amendment does not alter, amend or modify the Reinsurance Agreement(s) other than as stated in this Amendment. It is subject to all of the terms and conditions of the Reinsurance Agreement(s) together with all Amendments and Addendums.

In witness whereof, this amendment is signed in duplicate on this dates indicated at the home office of each company




                                  CITIZENS INSURANCE COMPANY OF AMERICA


                                  By:      /s/ Roby Dollar, President
                                           ---------------------------------

                                  Date:    September 15, 1993
                                           ---------------------------------


                                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY


                                  By:      /s/ Ruth A. Van Keuren
                                           ---------------------------------

                                  Date:    July 29, 1993
                                           ---------------------------------

                                DAC TAX ARTICLE
                    IRC Reg. Section 1.848-2(g)(8) Election


1. The Parties hereby make an election pursuant to Internal Revenue Code Regulation Section 1.848-2(g)(8). This election shall be effective for all taxable years for which the Reinsurance Agreement remains in effect commencing with the year ending December 31, 1991

2.       The terms used in this Addendum are defined by reference to Regulation
         Section 1.848-2 promulgated on December 28, 1992.

3. The Party with net positive consideration for the reinsurance agreement for each taxable year will capitalize specified policy acquisition expenses with respect to the reinsurance agreement without regard to the general deductions limitation of Section 848(c)(1) of the Internal Revenue Code of 1986, as amended.

4. The Parties agree to exchange information pertaining to the amount of net consideration under the reinsurance agreement each year to ensure consistency. To achieve this, the Ceding Company shall provide the Assuming Company with a schedule of its calculation of the net consideration for all reinsurance agreements in force between them for a taxable year by no later than May 1 of the succeeding year (by June 15 for tax year 1992). The Assuming Company shall advise the Ceding Company if it disagrees with the amounts provided by no later than May 31 (July 15 for 1992, otherwise the amounts will be presumed correct and shall be reported by both parties in their respective tax returns for such tax year. If the Assuming Company contests the Ceding Company's calculation of the net consideration, the Parties agree to act in good faith to resolve any differences within thirty (30) days of the date the Assuming Company submits its alternative calculation and report the amounts agreed upon in their respective tax returns for such tax year.

5. The Parties shall attach to their respective 1992 federal income tax returns a schedule specifying that the joint election herein has been made for this reinsurance agreement.

6. The Assuming Company represents and warrants that it is subject to U.S. taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.

                  AMENDMENT OF REINSURANCE AGREEMENT BETWEEN:

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                (Ceding Company)

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                               (Assuming Company)

                              Agreement Number 028

                           Effective Date:  01/01/89

                          Date of Execution:  03/16/89

                    Effective Date of Amendment:   10/01/92

                     Date of Amendment Execution:  01/26/94

      Type of Amendment: To update treaty to comply with regulation 3-3-2.

                      Agreement Type: Bulk ADB Reinsurance

                         Underlying Risk: Ordinary Life

Statement of whether or not a Reinsurance Intermediary is involved in this transaction: The Reinsurance Intermediary involved in this transaction is reinsurance broker Intere Intermediaries, Inc., represented by Bob E. Askew, CLU, FLMI.

Statement of whether agreement meets the conditions of Section 10-3-805
(4)(a)(III), C.R.S.: This amendment does not meet the conditions of Section 10-3-805(4)(a)(III), C.R.S.

Statement as to whether agreement transfers existing in-force business: This amendment does not transfer in-force business.

                                 ADDENDUM NO. 5

                                       to

                 ACCIDENTAL DEATH BENEFIT REINSURANCE AGREEMENT
                      Originally Effective January 1, 1989

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado

                   (hereinafter referred to as the "Company")

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             Hartford, Connecticut

            (hereinafter referred to as the "Subscribing Reinsurer")



It is hereby understood and agreed that effective 12:01 a.m. Local Time at the Company's Home Office, October 1, 1992, Article XIII, Special Colorado Provision, will be added to this Agreement as follows:


                                  ARTICLE XIII


Special Colorado Provision

All provisions of this Agreement are subject to the laws of the State of Colorado. Any Arbitration, in the event of insolvency of the Company, must also be subject to the laws of the State of Colorado.


All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in triplicate.

In Austin, Texas this 26th day of January, 1994.



                                            CITIZENS INSURANCE COMPANY
                                            OF AMERICA


                                            By: /s/ Roby Dollar, President
                                               --------------------------------


and in Hartford, Connecticut, this 20th day of January , 1994.



                                            CONNECTICUT GENERAL LIFE
                                            INSURANCE COMPANY


                                            By: /s/ Brenda H. [illegible]
                                                -------------------------------

                  AMENDMENT OF REINSURANCE AGREEMENT BETWEEN:

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                (Ceding Company)

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                               (Assuming Company)

                              Agreement Number 028

                              Amendment Number 006

                            Effective Date: 01/01/89

                          Date of Execution:  03/16/89

                     Effective Date of Amendment:  08/01/94

                     Date of Amendment Execution: 10/17/94


      Type of Amendment: To provide for Extra Contractual Damages to be subject to Counsel and Concurrence.

                     Agreement Type:  Bulk ADB Reinsurance

                         Underlying Risk: Ordinary Life


Statement of whether or not a Reinsurance Intermediary is involved in this transaction: The Reinsurance Intermediary involved in this transaction is reinsurance broker Intere Intermediaries, Inc., represented by Bob E. Askew, CLU, FLMI.

Statement of whether agreement meets the conditions of Section
10-3-805(4)(a)(III), C.R.S.:  This amendment does not meet the conditions of
Section 10-3-805(4)(a)(III), C.R.S.

Statement as to whether agreement transfers existing in-force business: This amendment does not transfer in-force business.

                                AMENDMENT NO. 6

                                       to

                 ACCIDENTAL DEATH BENEFIT REINSURANCE AGREEMENT
                      Originally Effective January 1, 1989

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado

                   (hereinafter referred to as the "Company")

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             Hartford, Connecticut

                  (hereinafter referred to as the "Reinsurer")

It is hereby understood and agreed that effective 12:01 a.m. Local Time at the Company's Home Office, August 1, l994, Article 8 Settlement of Claims, Section four (4), will be voided and, Article XIV, Extra Contractual Damages Subject to Counsel and Concurrence, will be added to this Agreement as follows:

                                  ARTICLE XIV

         Extra Contractual Damages Subject to Counsel and Concurrence:

         In no event shall the Reinsurer participate in Extra Contractual Damages which are awarded against the Company as a result of an act, omission or course of conduct committed solely by the Company in connection with the insurance reinsured under this Agreement unless the Reinsurer shall have been made aware of and shall have concurred in writing with the actions taken by the Company which lead to the awarding of Extra Contractual Damages; and the Reinsurer's participation will be only to the extent that such awards actually involve the Reinsurance of this Agreement.

         The Company shall notify the Reinsurer of any actions which may lead to the awarding of Extra Contractual Damages and/or of any impending Extra Contractual Damages as soon as practicable by registered letter to both the Reinsurer's Underwriting Department and the Reinsurer's Claims Department.

         The Reinsurer then has the obligation to notify the Company of its recommended action or decision by registered letter within 30 days of receipt of the above mentioned letter of notification. If the Reinsurer concurs with the Company's action, payment or settlement of such awarded damages will be shared by the Company and the Reinsurer in the proportions which govern this Agreement and will be within the limits of this Agreement.

         For purposes of this provision, the following definitions shall apply:
         "Extra Contractual Damages" mean Punitive Damages, Statutory Penalties and/or Compensatory Damages; "Punitive Damages" are those damages awarded as a penalty, the amount of which is not governed nor fixed by statute; "Statutory Penalties" are those amounts which are awarded as a penalty, but fixed in amount by statute; "Compensatory Damages" are those amounts awarded to compensate for the actual damages sustained, and are not awarded as a penalty nor fixed in amount by statute.

All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in triplicate:

In Austin, Texas this 17th day of October, 1994.



                                              CITIZENS INSURANCE COMPANY
                                              OF AMERICA


                                              By: /s/ Roby Dollar, President
                                                  -----------------------------


and in Hartford, Connecticut this 29th day of September, 1994.



                                              CONNECTICUT GENERAL LIFE
                                              INSURANCE COMPANY


                                              By: /s/ Sharon A. Cardenas
                                                  -----------------------------

                                 ADDENDUM NO. 7

                                     to the

                            ACCIDENTAL DEATH BENEFIT
                             REINSURANCE AGREEMENT

                                    between

                     Citizens Insurance Company of America
                                Denver, Colorado
               (hereinafter referred to as the "Ceding Company")

                                      and

                   Connecticut General Life Insurance Company
                             Hartford, Connecticut
                  (hereinafter referred to as the "Reinsurer")

     Effective March 31, 1995, this agreement shall be amended as follows:

        Paragraph 7 shall be added to Article 8 "Settlement of Claims":

                              SETTLEMENT OF CLAIMS

7. The REINSURER agrees to reimburse the CEDING COMPANY for each claim with respect to which this agreement affords indemnity within 90 days after the REINSURER receives proof which is satisfactory to the REINSURER that the CEDING COMPANY has paid the claim.

Article XV, "Entire Agreement" shall be added to the Agreement and shall read as follows:

                                   ARTICLE XV

Entire Agreement:

This agreement shall constitute the entire agreement between the parties with respect to the business being reinsured hereunder. There are no other understandings between the parties other than as expressed in this agreement. Any change or modification to this agreement shall be null and void unless made by amendment to this agreement and signed by both parties.

This Amendment shall be attached to and form a part of the Accidental Death Benefit Reinsurance Agreement between the Ceding Company and Connecticut General Life Insurance Company, effective January 1, 1989.

IN WITNESS WHEREOF, the said Citizens Insurance Company of America, Denver, Colorado, and the said Connecticut General Life Insurance Company, Hartford, Connecticut, have by their respective officers executed and delivered this Addendum in duplicate.



                                           CITIZENS INSURANCE COMPANY OF AMERICA

                                           By: /s/ Roby Dollar
                                               ---------------------------------

                                           Title: Vice Chairman
                                                  ------------------------------

Attest:  /s/ Mark A. Oliver                Date: May 12, 1995
         ------------------                      -------------------------------



                                           CONNECTICUT GENERAL LIFE INSURANCE
                                           COMPANY

                                           By: /s/ Sharon A. Cardenas
                                               ---------------------------------

                                           Title: Director
                                                  ------------------------------

Attest:  /s/ Vicki Jones                   Date:  April 25, 1995
         ---------------                         -------------------------------

                                 ADDENDUM NO. 8

                                     to the

                 ACCIDENTAL DEATH BENEFIT REINSURANCE AGREEMENT
                      Originally Effective January 1, 1989

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado

                   (hereinafter referred to as the "Company")

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             Hartford, Connecticut

            (hereinafter referred to as the "SUBSCRIBING REINSURER")

It is hereby agreed that effective 12:01 a.m., Local Time at the Company's Home Office, April 1, 1995, the Intermediary Clause to this Agreement shall be changed as follows:

Intermediary:

Intere Intermediaries is hereby recognized as the Intermediary negotiating this Agreement for all business hereunder. All communications (including but not limited to notices, statements, premiums, return premiums, commissions, taxes, losses, loss adjustment expenses, salvages and loss settlements) relating thereto shall be transmitted to the COMPANY or the SUBSCRIBING REINSURER through Intere Intermediaries, 14901 Quorum Drive, Suite 540, Dallas, Texas 75240. Payments by the COMPANY to the Intermediary shall be deemed to constitute payment to the SUBSCRIBING REINSURER. Payments by the SUBSCRIBING REINSURER to the Intermediary shall be deemed only to constitute payment to the COMPANY to the extent that such payments are actually received by the COMPANY.

All other terms and conditions of the Interests and Liabilities Contract remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in triplicate:

In Austin, Texas this 9th day of November, 1995,



                                         CITIZENS INSURANCE COMPANY
                                         OF AMERICA


                                         By: /s/ Roby Dollar, Vice Chairman
                                             -----------------------------------

and in Hartford, Connecticut this 29th day of September, 1995,

                                         CONNECTICUT GENERAL LIFE
                                         INSURANCE COMPANY


                                         By: /s/ Sharon Cardenas
                                             -----------------------------------

                                 ADDENDUM NO. 9

                                     to the

                 ACCIDENTAL DEATH BENEFIT REINSURANCE AGREEMENT

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado
               (hereinafter referred to as the "Ceding Company")

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             Hartford, Connecticut
                  (hereinafter referred to as the "Reinsurer")

It is hereby understood and agreed that effective 12:01 a.m., Local Time at the Company's Home Office, September 1, 1995, Schedule A, as amended by Addendum No. 4 is deleted in its entirety and is replaced by Schedule A1 attached hereto.

All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in triplicate:

In Austin, Texas, this 9th day of November, 1995



                                           CITIZENS INSURANCE COMPANY
                                           OF AMERICA


                                           By: /s/ Roby Dollar, Vice Chairman
                                               ---------------------------------

and in Hartford, Connecticut, this 3rd day of November, 1995.


                                           CONNECTICUT GENERAL LIFE
                                           INSURANCE COMPANY


                                           By: /s/ Sharon Cardenas
                                               ---------------------------------

                                  SCHEDULE A1
                         (Effective September 1, 1995)


For all ages and ratings, the limits for supplementary accidental death insurance coverages to be reinsured are:

Coverage                              Retention Limit           Issue Limit
--------                              ---------------           -----------
Accidental Death Benefit                   -0-                    $250,000

Accidental Death and Dismemberment         -0-                    $250,000

           Policy and/or Certificate Forms covered by this Agreement:

All Accidental Death Benefits, Accidental Death and Dismemberment Benefits provided under binders, certificates, contracts of insurance, and riders issued, inforce, assumed, or administered by the Company or its subsidiaries.

                                ADDENDUM NO. 10

                                     to the

                 ACCIDENTAL DEATH BENEFIT REINSURANCE AGREEMENT

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado
               (hereinafter referred to as the "Ceding Company")

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             Hartford, Connecticut
                  (hereinafter referred to as the "Reinsurer")

It is hereby understood and agreed that effective 12:01 a.m., Local Time at the Company's Home Office, January 1, 1996, this Agreement is amended for inforce, new and renewal business as follows:

         1) Schedule A1, as amended by Addendum No. 9, is deleted in its entirety and is replaced with Schedule A2 attached hereto.

         2) Article 12, as added by Addendum No. 2, is removed in its entirety and is replaced with the following terms, conditions, and formula:

                         ARTICLE 12:  EXPERIENCE REFUND

The premiums and claims subject to the following Experience Refund Formula shall be the total payable under Treaty (A-50494-AH930907) and Treaty (102076/DH951040):

ER=                               X% (Premiums-Claims-Expenses)-Deficit
                                  Carryforward where,

ER=                               Experience Refund

X%= 2% times each $10,000 of premium subject to a maximum of 60%

Premiums =                        Gross reinsurance earned premiums per
                                  agreement year

Claim = Paid claims during the agreement year plus the outstanding claim reserves at the end of the agreement year

Expenses =                        Reinsurance expenses 15.0% of premiums

Deficit Carryforward =            Any deficit from the previous Experience
                                  Refund shall be carried forward to extinction

If Premium minus Claims minus Expenses results in:

(A) a positive number, an Experience Refund shall be calculated based upon multiplying the resulting positive number by 2 (two) for each $10,000.00 of Premium, expressed as a percentage, subject to a maximum of 60% minus any previous Agreement Year's Deficit Carryforward.

         If subtraction of any previous Agreement Year's Deficit Carryforward from the Experience Refund results in a negative number, that negative shall be the Deficit Carryforward for the next Agreement Year and no Experience Refund shall be payable for the current Agreement Year.

(B)      a negative number, it shall be a Deficit Carryforward (DCF).

         If no previous Agreement Year's DCF exists, this negative number shall be the DCF for the next Agreement Year's calculation.

         If a prior DCF exists, both DCF's shall be added together to generate the DCF for the next Agreement Year. No payment shall be due from the Ceding Company.

The Experience Refund shall be calculated annually within nine (9) months at the close of the Agreement Year. If the Experience Refund is negative, no payment shall be due from the Ceding Company. However, a deficit shall be created and shall be carried forward until recovered by the Reinsurer.

All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in triplicate:

In Austin, Texas, this 9th day of November, 1995.



                                           CITIZENS INSURANCE COMPANY
                                           OF AMERICA


                                           By: /s/ Roby Dollar, Vice Chairman
                                               ---------------------------------

and in Hartford, Connecticut this 3rd day of November, 1995.

                                           CONNECTICUT GENERAL LIFE
                                           INSURANCE COMPANY


                                           By: /s/ Sharon Cardenas
                                               ---------------------------------

                                  SCHEDULE A2
                          (Effective January 1, 1996)

For all ages and ratings, the limits for supplementary accidental death insurance coverages to be reinsured are:

Coverage                                Retention Limit        Issue Limit
--------                                ---------------        -----------
Accidental Death Benefit                     -0-                 $250,000

Accidental Death and Dismemberment           -0-                 $250,000


           Policy and/or Certificate Forms covered by this Agreement:

All Accidental Death Benefits, Accidental Death and Dismemberment Benefits provided under binders, certificates, contracts of insurance, and riders issued, inforce, assumed, or administered by the Company or its subsidiaries.

Policies issued on or after January 1, 1996 with the expanded coverage endorsement nos. B16472E (9/95) and B16372S (9/95) shall provide coverage of accidental death benefits for up to $75,000 for homicides as defined in the rider, and up to $250,000 for all other accidents under the Accidental Death Benefit Rider or riders issued on or after January 1, 1996.

                                ADDENDUM NO. 11

                                     to the

                 ACCIDENTAL DEATH BENEFIT REINSURANCE AGREEMENT

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado
               (hereinafter referred to as the "Ceding Company")

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             Hartford, Connecticut
                  (hereinafter referred to as the "Reinsurer")

It is hereby understood and agreed that effective 12:01 a.m., Local Time at the Company's Home Office, January 1, 1996, this Agreement is amended for inforce, new and renewal business as follows:

         1) Article 12, as amended by Addendum No. 10, is deleted in its entirety and is replaced with the following terms, conditions, and formula:

                        ARTICLES 12:  EXPERIENCE REFUND

The premium and claims subject to Reinsurance Agreements (A-50494/AH960907), (10276/DH961040), (DH961047), and (DH961048) shall be combined for purposes of calculating the Experience Refund Formula as follows:

ER =                              X% (Premiums-Claims-Expenses)-Deficit
                                  Carryforward where,

ER=                               Experience Refund

X = 2% times each $10,000 of premium subject to a maximum of 60%

Premiums =                        Gross reinsurance earned premiums per
                                  agreement year

Claim = Paid claims during the agreement year plus the outstanding claim reserves at the end of the agreement year

Expenses =                        Reinsurance expense 15.0% of premiums

Deficit Carryforward =            Any deficit from the previous Experience
                                  Refund shall be carried forward to extinction

If Premium minus Claims minus Expenses results in:

(A) A positive number, an Experience Refund shall be calculated based upon multiplying the resulting positive number by 2 (two) for each $10,000.00 of Premium, expressed as a percentage, subject to a maximum of 60% minus any previous Agreement Year's Deficit Carryforward.

         If subtraction of any previous Agreement Year's Deficit Carryforward from the Experience Refund results in a negative number, that negative shall be the Deficit Carryforward for the next Agreement Year and no Experience Refund shall be payable for the current Agreement Year.

(B)      a negative number, it shall be a Deficit Carryforward (DCF).

         If no previous Agreement Year's DCF exists, this negative number shall be the DCF for the next Agreement Year's calculation.

         If a prior DCF exists, both DCF's shall be added together to generate the DCF for the next Agreement Year. No payment shall be due from the Ceding Company.

The combined Experience Refund for aforementioned Agreements shall be calculated under this Agreement annually within nine (9) months at the close of the Agreement Year. If the Experience Refund is negative, no payment shall be due from the Ceding Company. However, a deficit shall be created and shall be carried forward until recovered by the Reinsurer.

All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in triplicate:

In Austin, Texas, this 19th day of December, 1995.



                                         CITIZENS INSURANCE COMPANY
                                         OF AMERICA


                                         By: /s/ Mark A. Oliver, EVP  /s/ Roby
                                                 Dollar, Vice Chairman
                                             -----------------------------------

and in Hartford, Connecticut, this 13th day of Dec., 1995.

                                         CONNECTICUT GENERAL LIFE
                                         INSURANCE COMPANY


                                         By: /s/ Sharon Cardenas
                                             -----------------------------------

                                ADDENDUM NO. 12

                                     to the

                 ACCIDENTAL DEATH BENEFIT REINSURANCE AGREEMENT

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                Denver, Colorado
               (hereinafter referred to as the "Ceding Company")

                                      and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             Hartford, Connecticut
                  (hereinafter referred to as the "Reinsurer")

It is hereby understood and agreed that effective 12:01 a.m., Local Time at the Company's Home Office, January 1, 1996, this Agreement is amended to include
Article 13 - Reinsurer's Liability, for inforce, new and renewal business as follows:

                       ARTICLE 13:  REINSURER'S LIABILITY

The liability of the Reinsurer shall follow that of the Company and shall be subject in all respects to all the general and special stipulations, clauses, conditional receipts, waivers and modifications of the Company's policies. The Company will advise the Reinsurer of any major changes in policies or forms as it would affect, change or increase the liability of the Reinsurer.

However, the Reinsurer shall not be bound by any such major changes until it has been so notified by the Company.

All other terms and conditions remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed in triplicate:

In Austin, Texas, this 7th day of March, 1996.



                                          CITIZENS INSURANCE COMPANY
                                          OF AMERICA


                                          By: /s/ Roby Dollar, Vice Chairman
                                              ----------------------------------


and in Hartford, Connecticut, this 26th day of February, 1996.

                                          CONNECTICUT GENERAL LIFE
                                          INSURANCE COMPANY


                                          By: /s/ Sharon Cardenas
                                              ----------------------------------